UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report:  November 8, 2017
(Date of earliest event reported: November 7, 2017)
______________

HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)
______________

Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342
(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Matters

Haverty Furniture Companies, Inc. issued a press release on November 7, 2017 announcing that its board of directors declared a cash dividend of $0.15 per share of Common Stock and $0.1425 per share of Class A Common Stock.  The dividend is payable on Friday, December 8, 2017 to stockholders of record at the close of business on Wednesday, November 22, 2017.  The press release is furnished as Exhibit 99.1. The information furnished in this Form 8-K shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 9.01     Financial Statements, Pro Forma Financial Information and Exhibits

(d)   Exhibits

99.1     Press Release dated November 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
November 8, 2017	By:
Jenny Hill Parker Senior Vice President, Secretary and Treasurer